UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 3, 2015
First Busey Corporation
 (Exact name of registrant as specified in its charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
 (Address of principal executive offices) (Zip code)
(217) 365-4544
 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events
On February 3, 2015, First Busey Corporation's Board of Directors approved a repurchase plan under which the Company is authorized to repurchase, from time to time as the Company deems appropriate, up to an aggregate of 2,000,000 shares of the Company's common stock.  The repurchase plan has no expiration date and replaced the repurchase plan that was originally approved in 2008.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  February 5, 2015                                                                                             First Busey Corporation
By:            /s/ Robin N. Elliott
Name:            Robin N. Elliott
Title:            Chief Financial Officer